UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 17, 2012

OPKO Health, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33528	75-2402409
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4400 Biscayne Blvd.

Miami, Florida 33137

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (305) 575-4100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets.

Pursuant to an Agreement and Plan of Merger dated October 18, 2012 (the “Merger Agreement”) by and among OPKO Health, Inc. (the “Company”), OPKO Laboratories, Inc., an Oklahoma corporation (“Merger Sub I”), OPKO Labs, LLC, a Florida limited liability company and a wholly-owned subsidiary of the Company (“Merger Sub II” and together with Merger Sub I, the “Merger Subs”), Prost-Data, Inc., and Oklahoma corporation (“OURLab”), and Jonathan Oppenheimer, M.D., the sole shareholder of OURLab (the “Seller”), the Company acquired OURLab through a merger between OURLab and Merger Sub I (the “Merger”). As a result of the Merger, OURLab became a direct wholly-owned subsidiary of the Company. Following the Merger, and upon receipt of certain regulatory and contractual consents, approval and licenses, the Company will merge OURLab with and into Merger Sub II, with Merger Sub II as the surviving entity. The merger consideration paid by the Company to the Seller consists of $9.4 million paid in cash at closing and $30.6 million paid in shares of the Company’s common stock, par value $.01 (“Common Stock”), based on the average closing sales price per share of the Company’s Common Stock as reported by the New York Stock exchange for the fifteen trading days immediately preceding the date of the Merger Agreement, or $4.33 per share. The transaction closed on December 17, 2012.

In connection with the transaction, the Company issued 5,340,646 shares of Common Stock to the Seller at closing and deposited an additional 1,732,102 shares of Common Stock into an escrow account to secure the indemnification obligations of the Seller under the Merger Agreement. The Common Stock was issued in reliance upon an exemption from the registration requirements under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(2) thereof.

Item 3.02	Unregistered Sale of Equity Securities.

The information required to be reported under this Item is incorporated by reference to Item 2.01 of this Current Report on Form 8-K.

Item 7.01	Regulation FD Disclosure.

On December 18, 2012, the Company issued a press release announcing the closing of the transaction. A copy of the press release is being filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information contained in Item 7.01 to this Current Report on Form 8-K and in the attached Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference by the Company in any filing under the Securities Act or Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release dated December 18, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPKO Health, Inc.

Date: December 18, 2012	By:	/s/ Juan F. Rodriguez
Name: Juan F. Rodriguez
Title: Senior Vice President, Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated December 18, 2012

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